Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,482	100.0	$ 17,787	100.0	3.9
Cost of products sold	5,336	28.9	5,357	30.1	(0.4)
Selling, marketing and administrative expenses	5,176	28.0	5,384	30.3	(3.9)
Research and development expense	2,264	12.2	2,129	12.0	6.3
In-process research and development	29	0.2	—	—
Interest (income) expense, net	102	0.6	107	0.6
Other (income) expense, net	557	3.0	(931)	(5.3)
Restructuring	114	0.6	—	—
Earnings before provision for taxes on income	4,904	26.5	5,741	32.3	(14.6)
Provision for taxes on income	907	4.9	1,225	6.9	(26.0)
Net earnings	$ 3,997	21.6	$ 4,516	25.4	(11.5)

Net earnings per share (Diluted)	$ 1.43		$ 1.61		(11.2)

Average shares outstanding (Diluted)	2,794.2		2,812.0

Effective tax rate	18.5%		21.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,024	32.6	$ 6,248	35.1	(3.6)
Net earnings	$ 4,866	26.3	$ 4,812	27.1	1.1
Net earnings per share (Diluted)	$ 1.74		$ 1.71		1.8
Effective tax rate	19.2%		23.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 35,964	100.0	$ 35,161	100.0	2.3
Cost of products sold	10,665	29.6	10,639	30.2	0.2
Selling, marketing and administrative expenses	9,864	27.4	10,231	29.1	(3.6)
Research and development expense	4,277	11.9	4,028	11.5	6.2
In-process research and development	29	0.1	—	—
Interest (income) expense, net	179	0.5	226	0.6
Other (income) expense, net	518	1.4	(1,279)	(3.6)
Restructuring	234	0.7	—	—
Earnings before provision for taxes on income	10,198	28.4	11,316	32.2	(9.9)
Provision for taxes on income	1,744	4.9	2,480	7.1	(29.7)
Net earnings	$ 8,454	23.5	$ 8,836	25.1	(4.3)

Net earnings per share (Diluted)	$ 3.02		$ 3.13		(3.5)

Average shares outstanding (Diluted)	2,800.9		2,821.0

Effective tax rate	17.1%		21.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 11,825	32.9	$ 11,878	33.8	(0.4)
Net earnings	$ 9,720	27.0	$ 9,230	26.3	5.3
Net earnings per share (Diluted)	$ 3.47		$ 3.27		6.1
Effective tax rate	17.8%		22.3%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,384	1,355	2.1%	2.1	—
International	2,035	2,128	(4.4)	1.0	(5.4)
	3,419	3,483	(1.8)	1.5	(3.3)

Pharmaceutical
U.S.	5,144	4,543	13.2	13.2	—
International	3,510	3,403	3.1	4.9	(1.8)
	8,654	7,946	8.9	9.7	(0.8)

Medical Devices
U.S.	3,044	3,013	1.0	1.0	—
International	3,365	3,345	0.6	2.6	(2.0)
	6,409	6,358	0.8	1.8	(1.0)

U.S.	9,572	8,911	7.4	7.4	—
International	8,910	8,876	0.4	3.1	(2.7)
Worldwide	$ 18,482	17,787	3.9%	5.3	(1.4)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,742	2,714	1.0%	1.0	—
International	3,872	4,159	(6.9)	0.4	(7.3)
	6,614	6,873	(3.8)	0.6	(4.4)

Pharmaceutical
U.S.	10,081	8,914	13.1	13.1	—
International	6,751	6,758	(0.1)	3.8	(3.9)
	16,832	15,672	7.4	9.1	(1.7)

Medical Devices
U.S.	6,070	5,975	1.6	1.6	—
International	6,448	6,641	(2.9)	0.8	(3.7)
	12,518	12,616	(0.8)	1.2	(2.0)

U.S.	18,893	17,603	7.3	7.3	—
International	17,071	17,558	(2.8)	1.8	(4.6)
Worldwide	$ 35,964	35,161	2.3%	4.6	(2.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,572	8,911	7.4%	7.4	—

Europe	4,090	4,151	(1.5)	(0.6)	(0.9)
Western Hemisphere excluding U.S.	1,542	1,501	2.7	15.4	(12.7)
Asia-Pacific, Africa	3,278	3,224	1.7	2.1	(0.4)
International	8,910	8,876	0.4	3.1	(2.7)

Worldwide	$ 18,482	17,787	3.9%	5.3	(1.4)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 18,893	17,603	7.3%	7.3	—

Europe	7,937	8,191	(3.1)	(0.6)	(2.5)
Western Hemisphere excluding U.S.	2,873	3,140	(8.5)	7.1	(15.6)
Asia-Pacific, Africa	6,261	6,227	0.5	2.5	(2.0)
International	17,071	17,558	(2.8)	1.8	(4.6)

Worldwide	$ 35,964	35,161	2.3%	4.6	(2.3)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Second Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$4,904	5,741	(14.6)%

Intangible asset amortization expense	326	318

Restructuring/Other (1)	141	—

Litigation expense/(gain), net	600	134

DePuy ASRTM Hip program	—	9

In-process research and development	29	—

Other	24	46

Earnings before provision for taxes on income - as adjusted	$6,024	6,248	(3.6)%

Net Earnings - as reported	$3,997	4,516	(11.5)%

Intangible asset amortization expense	238	230

Restructuring/Other	97	—

Litigation expense/(gain), net	493	23

DePuy ASRTM Hip program	—	8

In-process research and development	23	—

Other	18	35

Net Earnings - as adjusted	$4,866	4,812	1.1%

Diluted Net Earnings per share - as reported	$1.43	1.61	(11.2)%

Intangible asset amortization expense	0.08	0.08

Restructuring/Other	0.03	—

Litigation expense/(gain), net	0.18	0.01

DePuy ASRTM Hip program	—	—

In-process research and development	0.01	—

Other	0.01	0.01

Diluted Net Earnings per share - as adjusted	$1.74	1.71	1.8%

Operational Diluted Net Earnings per share - as adjusted at 2014 foreign currency exchange rates		1.90

Impact of currency at 2015 foreign currency exchange rates	$—	(0.19)

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates	$1.74	1.71	1.8%

(1) Includes $7M recorded in cost of products sold and $20M recorded in other (income) expense for the second quarter.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$10,198	11,316	(9.9)%

Intangible asset amortization expense	608	630

Restructuring/Other (1)	278	—

Litigation expense/(gain), net	666	(268)

DePuy ASRTM Hip program	—	148

In-process research and development	29	—

Other	46	52

Earnings before provision for taxes on income - as adjusted	$11,825	11,878	(0.4)%

Net Earnings - as reported	$8,454	8,836	(4.3)%

Intangible asset amortization expense	443	456

Restructuring/Other	217	—

Litigation expense/(gain), net	549	(230)

DePuy ASRTM Hip program	—	130

In-process research and development	23	—

Other	34	38

Net Earnings - as adjusted	$9,720	9,230	5.3%

Diluted Net Earnings per share - as reported	$3.02	3.13	(3.5)%

Intangible asset amortization expense	0.16	0.16

Restructuring/Other	0.08	—

Litigation expense/(gain), net	0.19	(0.08)

DePuy ASRTM Hip program	—	0.05

In-process research and development	0.01	—

Other	0.01	0.01

Diluted Net Earnings per share - as adjusted	$3.47	3.27	6.1%

Operational Diluted Net Earnings per share - as adjusted at 2014 foreign currency exchange rates		3.59

Impact of currency at 2015 foreign currency exchange rates	$0.04	(0.32)

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates	$3.51	3.27	7.3%

(1) Includes $24M recorded in cost of products sold and $20M recorded in other (income) expense for six months YTD.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
SECOND QUARTER 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	1.5%	9.7%	1.8%	5.3%
U.S.	2.1%	13.2%	1.0%	7.4%
International	1.0%	4.9%	2.6%	3.1%

Wound Care/Other
SPLENDA®	2.5			0.5
U.S.	4.9			0.7
International	1.0			0.2

Cardiovascular
Cordis			2.3	0.8
U.S.			1.1	0.4
International			3.5	1.3

All Other Acquisitions and Divestitures	(0.1)	(0.1)	(0.2)	(0.1)
U.S.	(0.2)	(0.1)	(0.2)	(0.1)
International	0.0	0.0	(0.3)	(0.1)

WW Ops excluding Acquisitions and Divestitures	3.9%	9.6%	3.9%	6.5%
U.S.	6.8%	13.1%	1.9%	8.4%
International	2.0%	4.9%	5.8%	4.5%

Hepatitis C		3.2		1.4
U.S.		0.8		0.4
International		6.3		2.4

WW Ops excluding Hepatitis C only		12.9%		6.7%
U.S.		14.0%		7.8%
International		11.2%		5.5%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	3.9%	12.8%	3.9%	7.9%
U.S.	6.8%	13.9%	1.9%	8.8%
International	2.0%	11.2%	5.8%	6.9%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
SIX MONTHS 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	0.6%	9.1%	1.2%	4.6%
U.S.	1.0%	13.1%	1.6%	7.3%
International	0.4%	3.8%	0.8%	1.8%

Wound Care/Other
SPLENDA®	2.3			0.4
U.S.	4.5			0.7
International	0.8			0.2

Cardiovascular
Cordis			2.3	0.9
U.S.			1.1	0.4
International			3.5	1.4

All Other Acquisitions and Divestitures	0.0	0.2	(0.1)	0.1
U.S.	(0.1)	0.4	(0.1)	0.2
International	0.1	0.0	0.0	0.0

WW Ops excluding Acquisitions and Divestitures	2.9%	9.3%	3.4%	6.0%
U.S.	5.4%	13.5%	2.6%	8.6%
International	1.3%	3.8%	4.3%	3.4%

Hepatitis C		3.2		1.4
U.S.		1.5		0.7
International		5.4		2.0

WW Ops excluding Hepatitis C only		12.3%		6.0%
U.S.		14.6%		8.0%
International		9.2%		3.8%

WW Ops excluding Acquisitions, Divestitures, and Hepatitis C	2.9%	12.5%	3.4%	7.4%
U.S.	5.4%	15.0%	2.6%	9.3%
International	1.3%	9.2%	4.3%	5.4%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$102	104	(1.9)%	(1.9)%	—%
Intl	398	439	(9.3)	(2.2)	(7.1)
WW	500	543	(7.9)	(2.1)	(5.8)

ORAL CARE
US	159	147	8.2	8.2	—
Intl	244	244	0.0	5.6	(5.6)
WW	403	391	3.1	6.6	(3.5)

OTC
US	389	366	6.3	6.3	—
Intl	619	608	1.8	6.1	(4.3)
WW	1,008	974	3.5	6.2	(2.7)

SKIN CARE
US	555	491	13.0	13.0	—
Intl	398	403	(1.2)	3.5	(4.7)
WW	953	894	6.6	8.7	(2.1)

WOMEN'S HEALTH
US	7	7	0.0	0.0	—
Intl	276	313	(11.8)	(4.8)	(7.0)
WW	283	320	(11.6)	(4.8)	(6.8)

WOUND CARE/OTHER
US	172	240	(28.3)	(28.3)	—
Intl	100	121	(17.4)	(14.2)	(3.2)
WW	272	361	(24.7)	(23.6)	(1.1)

TOTAL CONSUMER
US	1,384	1,355	2.1	2.1	—
Intl	2,035	2,128	(4.4)	1.0	(5.4)
WW	$3,419	3,483	(1.8)%	1.5%	(3.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$2,224	1,876	18.6%	18.6%	—%
Intl	814	678	20.1	23.0	(2.9)
WW	3,038	2,554	19.0	19.8	(0.8)
REMICADE
US	1,236	1,088	13.6	13.6	—
US Exports (3)	185	241	(23.2)	(23.2)	—
Intl	359	339	5.9	11.1	(5.2)
WW	1,780	1,668	6.7	7.7	(1.0)
SIMPONI / SIMPONI ARIA
US	244	172	41.9	41.9	—
Intl	204	136	50.0	49.7	0.3
WW	448	308	45.5	45.4	0.1
STELARA
US	559	375	49.1	49.1	—
Intl	245	195	25.6	26.4	(0.8)
WW	804	570	41.1	41.4	(0.3)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	6	8	(25.0)	(15.2)	(9.8)
WW	6	8	(25.0)	(15.2)	(9.8)

INFECTIOUS DISEASES
US	362	381	(5.0)	(5.0)	—
Intl	467	651	(28.3)	(27.3)	(1.0)
WW	829	1,032	(19.7)	(19.1)	(0.6)
EDURANT
US	14	9	55.6	55.6	—
Intl	126	92	37.0	35.1	1.9
WW	140	101	38.6	36.9	1.7
OLYSIO / SOVRIAD
US	21	50	(58.0)	(58.0)	—
Intl	22	214	(89.7)	(89.4)	(0.3)
WW	43	264	(83.7)	(83.5)	(0.2)
PREZISTA / PREZCOBIX / REZOLSTA
US	273	258	5.8	5.8	—
Intl	186	190	(2.1)	(0.6)	(1.5)
WW	459	448	2.5	3.1	(0.6)
OTHER INFECTIOUS DISEASES
US	54	64	(15.6)	(15.6)	—
Intl	133	155	(14.2)	(11.2)	(3.0)
WW	187	219	(14.6)	(12.5)	(2.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$695	693	0.3%	0.3%	—%
Intl	907	871	4.1	4.7	(0.6)
WW	1,602	1,564	2.4	2.8	(0.4)
CONCERTA / METHYLPHENIDATE
US	129	102	26.5	26.5	—
Intl	109	104	4.8	8.4	(3.6)
WW	238	206	15.5	17.3	(1.8)
INVEGA / PALIPERIDONE
US	18	105	(82.9)	(82.9)	—
Intl	64	61	4.9	3.4	1.5
WW	82	166	(50.6)	(51.2)	0.6
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	339	253	34.0	34.0	—
Intl	221	183	20.8	21.2	(0.4)
WW	560	436	28.4	28.6	(0.2)
RISPERDAL CONSTA
US	100	99	1.0	1.0	—
Intl	130	148	(12.2)	(11.9)	(0.3)
WW	230	247	(6.9)	(6.7)	(0.2)
OTHER NEUROSCIENCE
US	109	134	(18.7)	(18.7)	—
Intl	383	375	2.1	2.6	(0.5)
WW	492	509	(3.3)	(3.0)	(0.3)

ONCOLOGY
US	569	362	57.2	57.2	—
Intl	905	782	15.7	17.1	(1.4)
WW	1,474	1,144	28.8	29.8	(1.0)
IMBRUVICA
US	144	89	61.8	61.8	—
Intl	151	65	*	*	**
WW	295	154	91.6	93.1	(1.5)
VELCADE
US	—	—	—	—	—
Intl	342	344	(0.6)	1.4	(2.0)
WW	342	344	(0.6)	1.4	(2.0)
ZYTIGA
US	286	255	12.2	12.2	—
Intl	315	291	8.2	8.4	(0.2)
WW	601	546	10.1	10.2	(0.1)
OTHER ONCOLOGY
US	139	18	*	*	—
Intl	97	82	18.3	20.1	(1.8)
WW	236	100	*	*	**
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,294	1,231	5.1%	5.1%	—%
Intl	417	421	(1.0)	3.2	(4.2)
WW	1,711	1,652	3.6	4.7	(1.1)
XARELTO
US	594	472	25.8	25.8	—
Intl	—	—	—	—	—
WW	594	472	25.8	25.8	—
INVOKANA / INVOKAMET
US	348	302	15.2	15.2	—
Intl	35	16	*	*	**
WW	383	318	20.4	21.0	(0.6)
PROCRIT / EPREX
US	230	179	28.5	28.5	—
Intl	92	97	(5.2)	(2.9)	(2.3)
WW	322	276	16.7	17.5	(0.8)
OTHER
US	122	278	(56.1)	(56.1)	—
Intl	290	308	(5.8)	(1.4)	(4.4)
WW	412	586	(29.7)	(27.4)	(2.3)

TOTAL PHARMACEUTICAL
US	5,144	4,543	13.2	13.2	—
Intl	3,510	3,403	3.1	4.9	(1.8)
WW	$8,654	7,946	8.9%	9.7%	(0.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4)

CARDIOVASCULAR
US	$235	235	0.0%	0.0%	—%
Intl	235	309	(23.9)	(23.8)	(0.1)
WW	470	544	(13.6)	(13.6)	0.0

DIABETES CARE
US	177	214	(17.3)	(17.3)	—
Intl	294	280	5.0	7.0	(2.0)
WW	471	494	(4.7)	(3.5)	(1.2)

DIAGNOSTICS
US	—	—	—	—	—
Intl	31	16	93.8	*	**
WW	31	16	93.8	*	**

ORTHOPAEDICS
US	1,364	1,321	3.3	3.3	—
Intl	991	1,009	(1.8)	0.2	(2.0)
WW	2,355	2,330	1.1	2.0	(0.9)

HIPS
US	197	193	2.1	2.1	—
Intl	152	143	6.3	9.6	(3.3)
WW	349	336	3.9	5.3	(1.4)

KNEES
US	229	222	3.2	3.2	—
Intl	156	150	4.0	6.7	(2.7)
WW	385	372	3.5	4.6	(1.1)

TRAUMA
US	381	351	8.5	8.5	—
Intl	255	270	(5.6)	(3.8)	(1.8)
WW	636	621	2.4	3.2	(0.8)

SPINE & OTHER
US	557	555	0.4	0.4	—
Intl	428	446	(4.0)	(2.5)	(1.5)
WW	985	1,001	(1.6)	(0.9)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SECOND QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4) (Continued)

SURGERY
US	$1,020	1,000	2.0%	2.0%	—
Intl	1,377	1,328	3.7	6.4	(2.7)
WW	2,397	2,328	3.0	4.6	(1.6)

ADVANCED
US	389	360	8.1	8.1	—
Intl	520	480	8.3	11.0	(2.7)
WW	909	840	8.2	9.7	(1.5)

GENERAL
US	421	423	(0.5)	(0.5)	—
Intl	706	696	1.4	3.9	(2.5)
WW	1,127	1,119	0.7	2.3	(1.6)

SPECIALTY
US	210	217	(3.2)	(3.2)	—
Intl	151	152	(0.7)	2.8	(3.5)
WW	361	369	(2.2)	(0.7)	(1.5)

VISION CARE
US	248	243	2.1	2.1	—
Intl	437	403	8.4	8.1	0.3
WW	685	646	6.0	5.8	0.2

TOTAL MEDICAL DEVICES
US	3,044	3,013	1.0	1.0	—
Intl	3,365	3,345	0.6	2.6	(2.0)
WW	$6,409	6,358	0.8%	1.8%	(1.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$197	215	(8.4)%	(8.4)%	—%
Intl	754	839	(10.1)	(1.1)	(9.0)
WW	951	1,054	(9.8)	(2.6)	(7.2)

ORAL CARE
US	329	305	7.9	7.9	—
Intl	459	489	(6.1)	1.3	(7.4)
WW	788	794	(0.8)	3.8	(4.6)

OTC
US	850	771	10.2	10.2	—
Intl	1,177	1,196	(1.6)	4.5	(6.1)
WW	2,027	1,967	3.1	6.8	(3.7)

SKIN CARE
US	1,043	983	6.1	6.1	—
Intl	772	814	(5.2)	1.3	(6.5)
WW	1,815	1,797	1.0	3.9	(2.9)

WOMEN'S HEALTH
US	13	13	0.0	0.0	—
Intl	521	594	(12.3)	(3.0)	(9.3)
WW	534	607	(12.0)	(2.9)	(9.1)

WOUND CARE/OTHER
US	310	427	(27.4)	(27.4)	—
Intl	189	227	(16.7)	(11.4)	(5.3)
WW	499	654	(23.7)	(21.9)	(1.8)

TOTAL CONSUMER
US	2,742	2,714	1.0	1.0	—
Intl	3,872	4,159	(6.9)	0.4	(7.3)
WW	$6,614	6,873	(3.8)%	0.6%	(4.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$4,395	3,631	21.0%	21.0%	—%
Intl	1,553	1,386	12.0	17.7	(5.7)
WW	5,948	5,017	18.6	20.2	(1.6)
REMICADE
US	2,447	2,143	14.2	14.2	—
US Exports (3)	418	422	(0.9)	(0.9)	—
Intl	694	703	(1.3)	6.2	(7.5)
WW	3,559	3,268	8.9	10.5	(1.6)
SIMPONI / SIMPONI ARIA
US	460	327	40.7	40.7	—
Intl	378	281	34.5	38.3	(3.8)
WW	838	608	37.8	39.5	(1.7)
STELARA
US	1,070	739	44.8	44.8	—
Intl	469	380	23.4	26.8	(3.4)
WW	1,539	1,119	37.5	38.7	(1.2)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	12	22	(45.5)	(36.4)	(9.1)
WW	12	22	(45.5)	(36.4)	(9.1)

INFECTIOUS DISEASES
US	720	793	(9.2)	(9.2)	—
Intl	885	1,214	(27.1)	(24.8)	(2.3)
WW	1,605	2,007	(20.0)	(18.6)	(1.4)
EDURANT
US	25	18	38.9	38.9	—
Intl	234	174	34.5	35.2	(0.7)
WW	259	192	34.9	35.6	(0.7)
OLYSIO / SOVRIAD
US	37	148	(75.0)	(75.0)	—
Intl	38	350	(89.1)	(88.5)	(0.6)
WW	75	498	(84.9)	(84.5)	(0.4)
PREZISTA / PREZCOBIX / REZOLSTA
US	550	492	11.8	11.8	—
Intl	361	383	(5.7)	(2.6)	(3.1)
WW	911	875	4.1	5.5	(1.4)
OTHER INFECTIOUS DISEASES
US	108	135	(20.0)	(20.0)	—
Intl	252	307	(17.9)	(13.9)	(4.0)
WW	360	442	(18.6)	(15.8)	(2.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$1,375	1,443	(4.7)%	(4.7)%	—%
Intl	1,776	1,739	2.1	5.1	(3.0)
WW	3,151	3,182	(1.0)	0.6	(1.6)
CONCERTA / METHYLPHENIDATE
US	263	228	15.4	15.4	—
Intl	206	202	2.0	7.4	(5.4)
WW	469	430	9.1	11.7	(2.6)
INVEGA / PALIPERIDONE
US	42	199	(78.9)	(78.9)	—
Intl	126	122	3.3	4.4	(1.1)
WW	168	321	(47.7)	(47.3)	(0.4)
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	644	481	33.9	33.9	—
Intl	429	366	17.2	20.2	(3.0)
WW	1,073	847	26.7	28.0	(1.3)
RISPERDAL CONSTA
US	195	203	(3.9)	(3.9)	—
Intl	266	298	(10.7)	(8.4)	(2.3)
WW	461	501	(8.0)	(6.6)	(1.4)
OTHER NEUROSCIENCE
US	231	332	(30.4)	(30.4)	—
Intl	749	751	(0.3)	2.6	(2.9)
WW	980	1,083	(9.5)	(7.5)	(2.0)

ONCOLOGY
US	1,118	696	60.6	60.6	—
Intl	1,710	1,556	9.9	13.5	(3.6)
WW	2,828	2,252	25.6	28.1	(2.5)
IMBRUVICA
US	276	155	78.1	78.1	—
Intl	280	115	*	*	**
WW	556	270	*	*	**
VELCADE
US	—	—	—	—	—
Intl	646	683	(5.4)	(2.0)	(3.4)
WW	646	683	(5.4)	(2.0)	(3.4)
ZYTIGA
US	558	508	9.8	9.8	—
Intl	601	594	1.2	4.1	(2.9)
WW	1,159	1,102	5.2	6.8	(1.6)
OTHER ONCOLOGY
US	284	33	*	*	—
Intl	183	164	11.6	15.6	(4.0)
WW	467	197	*	*	**
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$2,473	2,351	5.2%	5.2%	—%
Intl	827	863	(4.2)	1.4	(5.6)
WW	3,300	3,214	2.7	4.2	(1.5)
XARELTO
US	1,161	913	27.2	27.2	—
Intl	—	—	—	—	—
WW	1,161	913	27.2	27.2	—
INVOKANA / INVOKAMET
US	645	568	13.6	13.6	—
Intl	63	28	*	*	**
WW	708	596	18.8	19.5	(0.7)
PROCRIT / EPREX
US	413	342	20.8	20.8	—
Intl	183	203	(9.9)	(5.9)	(4.0)
WW	596	545	9.4	10.9	(1.5)
OTHER
US	254	528	(51.9)	(51.9)	—
Intl	581	632	(8.1)	(2.5)	(5.6)
WW	835	1,160	(28.0)	(25.0)	(3.0)

TOTAL PHARMACEUTICAL
US	10,081	8,914	13.1	13.1	—
Intl	6,751	6,758	(0.1)	3.8	(3.9)
WW	$16,832	15,672	7.4%	9.1%	(1.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4)

CARDIOVASCULAR
US	$466	463	0.6%	0.6%	—%
Intl	447	610	(26.7)	(25.0)	(1.7)
WW	913	1,073	(14.9)	(14.0)	(0.9)

DIABETES CARE
US	357	426	(16.2)	(16.2)	—
Intl	543	552	(1.6)	2.2	(3.8)
WW	900	978	(8.0)	(5.8)	(2.2)

DIAGNOSTICS
US	—	—	—	—	—
Intl	59	46	28.3	47.8	(19.5)
WW	59	46	28.3	47.8	(19.5)

ORTHOPAEDICS
US	2,756	2,630	4.8	4.8	—
Intl	1,940	2,028	(4.3)	(0.5)	(3.8)
WW	4,696	4,658	0.8	2.4	(1.6)

HIPS
US	400	383	4.4	4.4	—
Intl	291	286	1.7	6.5	(4.8)
WW	691	669	3.3	5.3	(2.0)

KNEES
US	473	448	5.6	5.6	—
Intl	301	300	0.3	4.4	(4.1)
WW	774	748	3.5	5.1	(1.6)

TRAUMA
US	762	715	6.6	6.6	—
Intl	516	562	(8.2)	(4.4)	(3.8)
WW	1,278	1,277	0.1	1.8	(1.7)

SPINE & OTHER
US	1,121	1,084	3.4	3.4	—
Intl	832	880	(5.5)	(2.2)	(3.3)
WW	1,953	1,964	(0.6)	0.9	(1.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (4) (Continued)

SURGERY
US	$2,001	1,960	2.1%	2.1%	—%
Intl	2,624	2,624	0.0	4.4	(4.4)
WW	4,625	4,584	0.9	3.4	(2.5)

ADVANCED
US	741	689	7.5	7.5	—
Intl	984	921	6.8	11.3	(4.5)
WW	1,725	1,610	7.1	9.7	(2.6)

GENERAL
US	840	845	(0.6)	(0.6)	—
Intl	1,357	1,407	(3.6)	0.5	(4.1)
WW	2,197	2,252	(2.4)	0.2	(2.6)

SPECIALTY
US	420	426	(1.4)	(1.4)	—
Intl	283	296	(4.4)	1.0	(5.4)
WW	703	722	(2.6)	(0.4)	(2.2)

VISION CARE
US	490	496	(1.2)	(1.2)	—
Intl	835	781	6.9	8.9	(2.0)
WW	1,325	1,277	3.8	5.0	(1.2)

TOTAL MEDICAL DEVICES
US	6,070	5,975	1.6	1.6	—
Intl	6,448	6,641	(2.9)	0.8	(3.7)
WW	$12,518	12,616	(0.8)%	1.2%	(2.0)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure